COLONIAL HIGH YIELD MUNICIPAL FUND
                   Supplement to the March 30, 1998 Prospectus

The Fund's Prospectus is amended as follows:

(1) A new paragraph is added to the front cover of the Prospectus below the Table of Contents as follows:

     This   Prospectus   is   also   available   on-line   at   the   Web   site
     http://www.libertyfunds.com. The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, materials that are incorporated by reference into this Prospectus and the Statement of Additional Information, and other information regarding the Fund.

(2) The paragraph Borrowing of Money under the caption HOW THE FUND PURSUES ITS OBJECTIVE AND CERTAIN RISK FACTORS is revised in its entirety as follows:

     Borrowing of Money. The Fund may borrow money from banks, other affiliated funds and other entities to the extent permitted by law for temporary or emergency purposes up to 33 1/3% of its total assets.

(3) A new caption is added after the caption HOW THE FUND IS MANAGED entitled YEAR 2000 as follows:

     The Fund's Advisor, Distributor and Transfer Agent (Liberty Companies) are actively managing Year 2000 readiness for the Fund. The Liberty Companies are taking steps that they believe are reasonably designed to address the Year 2000 problem and are communicating with vendors who provide services, software and systems to the Fund to provide that date-related information and data can be properly processed and calculated on and after January 1, 2000. Many Fund service providers and vendors, including the Liberty Companies, are in the process of making Year 2000 modifications to their software and systems and believe that such modifications will be completed on a timely basis prior to January 1, 2000. The Fund will not pay the cost of these modifications. However, no assurances can be given that all modifications required to ensure proper data processing and calculation on and after January 1, 2000 will be timely made or that services to the Fund will not be adversely affected.

(4) Liberty Financial Investments, Inc., the Fund's distributor, has changed its name to Liberty Funds Distributor, Inc. (Distributor). The new name does not affect the investment management of, or services to, the Fund. The Distributor continues to offer selected investment products managed by subsidiaries of Liberty Financial Companies, Inc. (NYSE:L), the indirect parent of the Distributor.

(5) Colonial Investors Service Center, Inc. (Transfer Agent), the Fund's transfer agent, has changed its name to Liberty Funds Services, Inc. The new name does not affect the services that the Transfer Agent provides to the Fund.

(6) The last sentence under the caption HOW THE FUND VALUES ITS SHARES is revised in its entirety as follows:

     In addition, if the values of foreign securities have been materially affected by events occurring after the closing of a foreign market, the foreign securities may be valued at their fair value.

(7) The last sentence in the first paragraph under the caption HOW TO SELL SHARES is revised in its entirety as follows:

     To avoid delay in payment, investors are advised to purchase shares unconditionally, such as by federal fund wire or other immediately available funds.

(8) The following sentence is added to the end of the paragraph Class A Shares under the caption HOW TO EXCHANGE SHARES:

     Exchanges of Class A shares are not subject to a contingent deferred sales charge. However, in determining whether a contingent deferred sales charge is applicable to redemptions, the schedule of the fund into which the original investment was made should be used.

(9) Under the caption TELEPHONE TRANSACTIONS the first sentence in the first paragraph is revised in its entirety and a new second and third sentence are added as follows:

     All shareholders and/or their financial advisors are automatically eligible to exchange Fund shares and to redeem up to $100,000 of Fund shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. Eastern time and the time at which the Fund values it shares. Telephone redemptions are limited to a total of $100,000 in a 30-day period. Redemptions that exceed $100,000 may be done by placing a wire order trade through a broker, or furnishing a signature guaranteed request.

(10) Price Waterhouse LLP, the Fund's independent accountants, changed its name to PricewaterhouseCoopers LLP. The new name will not affect the services provided by PricewaterhouseCoopers LLP to the Fund.

     HM-36/225G-1198                                         October 30, 1998

                          COLONIAL HIGH YIELD MUNICIPAL FUND

         Supplement to the March 30, 1998 Statement of Additional Information

Colonial High Yield Municipal Fund's (Fund) Statement of Additional  Information
(SAI) is amended as follows:

(1) A Special Meeting of Shareholders of the Fund was held on October 30, 1998, the Fund's shareholders approved a number of proposals. As a result of these approvals, the Fund's SAI is amended as follows:

     (a) The first and sixth fundamental investment policies under the caption FUNDAMENTAL INVESTMENT POLICIES are revised in their entirety as follows:

The Fund may:
     1. Borrow from banks, other affiliated funds and other entities to the extent permitted by applicable law, provided that the Fund's borrowings shall not exceed 33 1/3% of the value of its assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law.

     6. Make loans (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions, (c) through an interfund lending program with other affiliated funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans) and (d) through repurchase agreements.

     (a) The third fundamental investment policy under the caption FUNDAMENTAL INVESTMENT POLICIES is deleted.

     (b) The following non-fundamental investment policy is added under the caption OTHER INVESTMENT POLICIES:

The Fund may not:
     3. Invest more than 15% of its net assets in illiquid securities.

     (d) The following policy is added after the non-fundamental policies:

     Notwithstanding the investment policies of the Fund, the Fund may invest substantially all of its investable assets in another investment company that has substantially the same investment objective, policies and restrictions as the Fund.

     (e)John Carberry, Salvatore Macera, Thomas E. Stizel and Anne-Lee Verville were elected as new trustees. As a result, the following information is added to the section MANAGEMENT OF THE FUNDS:

John Carberry(1), Age 51, is Senior Vice President of Liberty Financial Companies, Inc. (formerly Managing Director, Salomon Brothers (investment banking) from January 1988 to January 1998).

Salvatore Macera, Age 67, is a Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic Industries, Inc. (electronics)). Trustee: Liberty Variable Investment Trust, Stein Roe Variable Investment Trust.

Thomas E. Stitzel, Age 58, is Professor of Finance, College of Business, Boise State University (higher education); Business consultant and author.
Trustee: Liberty Variable Investment Trust, Stein Roe Variable Investment Trust.

Anne-Lee Verville, Age 51, is a Consultant (formerly General Manager, Global Education Industry from 1994 to 1997, and President, Applications Solutions Division from 1991 to 1994, IBM Corporation (global education and global applications)).


The following table sets forth the compensation paid to Mr. Macera and Mr. Stitzel in their capacities as Trustees of Liberty Variable Investment Trust
(LVIT), which offers nine funds: Colonial Growth and Income Fund, Variable Series; Stein Roe Global Utilities Fund, Variable Series; Colonial International Fund for Growth, Variable Series; Colonial U.S. Stock Fund, Variable Series; Colonial Strategic Income Fund, Variable Series; Newport Tiger Fund, Variable Series; Liberty All-Star Equity Fund, Variable Series; Colonial Small Cap Value Fund, Variable Series; and Colonial High Yield Securities Fund, Variable Series, for serving during the fiscal year ended December 31, 1997:

                                                Total Compensation From the LVIT
                                                 and Investment Companies which
Trustee          Aggregate 1997 Compensation(2)   are Series of LVIT in 1997(3)
-------          ---------------------------           ---------------
Salvatore Macera          $12,500                            $33,500
Thomas E. Stitzel          12,500                             33,500

(2) Stephen E. Gibson is President of the Funds. He replaces Harold W. Cogger. He is 45 years old and has been President of the Funds since June, 1998, Chairman of the Board since July, 1998, Chief Executive Officer and President since December 1996, Director, since July 1996 of the Advisor (formerly Executive Vice President from July, 1996 to December, 1996); Director, Chief Executive Officer and President of TCG since December, 1996 (formerly Managing Director of Marketing of Putnam Investments, June, 1992 to July, 1996).

(3) Nancy L. Conlin is Secretary of the Funds. She replaces Michael H. Koonce. She is 44 years old and has been Secretary of the Funds since April, 1998 (formerly Assistant Secretary from July, 1994 to April, 1998), is Director, Senior Vice President, General Counsel, Clerk and Secretary of the Advisor since April, 1998 (formerly Vice President, Counsel, Assistant Secretary and Assistant Clerk from July, 1994 to April, 1998), Vice President
     - Legal, General Counsel and Clerk of TCG since April, 1998 (formerly Assistant Clerk from July, 1994 to April, 1998).

(4) The following paragraph is added to the MANAGEMENT OF THE FUNDS section:

     The Trustees have the authority to convert the Funds into a master fund/feeder fund structure. Under this structure, a Fund may invest all or a portion of its investable assets in investment companies with substantially the same investment objectives, policies and restrictions as the Fund. The primary reason to use the master fund/feeder fund structure is to provide a mechanism to pool, in a single master fund, investments of different investor classes, resulting in a larger portfolio, investment and administrative efficiencies and economies of scale.

(5) Liberty Financial Investments, Inc., the Fund's distributor, has changed its name to Liberty Funds Distributor, Inc. (Distributor). The new name does not affect the investment management of, or services to, the Fund. The Distributor continues to offer selected investment products managed by subsidiaries of Liberty Financial Companies, Inc. (NYSE:L), the indirect parent of the Distributor.

(6) Colonial Investors Service Center, Inc., the Fund's transfer agent, has changed its name to Liberty Funds Services, Inc. The new name will not affect services to the Fund.

(7) Price Waterhouse LLP, the Fund's independent accountants, changed its name to PricewaterhouseCoopers LLP. The new name will not affect services to the Fund.

(8) William D. Ireland, Jr., George L. Shinn and Sinclair Weeks, Jr. retired as Trustees of the Trust effective April 24, 1998.


HM-39/252G-1198                                              October 30, 1998



--------
1 Mr. Carberry is an "interested  person," as defined in the Investment Company
  Act of 1940 (1940 Act), because of his affiliation with Liberty Financial Companies, Inc., an indirect majority-owned subsidiary of Liberty Mutual Insurance Company.

2 Consists of Trustee fees in the amount of (i) a $5,000 annual retainer, (ii) a $1,500 meeting fee for each meeting attended in person and (iii) a $500 meeting fee for each telephone meeting.

3 Includes Trustee fees paid by LVIT and by Stein Roe Variable Investment Trust.